UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2011 (August 12, 2011)

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	1-12762	62-1543819
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue, Suite 300
Memphis, Tennessee	38138
(Address of principal executive offices)	(Zip Code)

(901) 682-6600
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure

H. Eric Bolton, Jr., Chief Executive Officer, and Albert M. Campbell, III, Chief Financial Officer, of the registrant will be presenting an update to various investors the week of August 15, 2011.  A copy of the presentation is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01      Financial Statements and Exhibits

(c)	Exhibits

	Exhibit Number	Description
	99.1	Capital Markets Update August 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.
Date: August 12, 2011	/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)